SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

May 2, 2005

PATINA OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14344	75-2629477
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1625 Broadway, Suite 2000 Denver, Colorado	80202
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code (303) 389-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.

Pursuant to Patina Oil & Gas Corporation’s (the “Company”) merger agreement with Noble Energy, Inc., the Company has agreed to terminate its existing hedge positions prior to the closing of the merger. Due to the recent rise in oil and gas prices, the Company will require additional borrowing capacity beyond that expected to be available under the Company’s current credit facility to terminate the hedges. Accordingly, in May 2005, the Company entered into the Third Amendment to the Company’s credit facility (attached as Exhibit 10.1 to this Form 8-K) and expects to execute an unsecured promissory note (attached as Exhibit 10.2 to this Form 8-K) (the “Note”) in an amount up to $200.0 million with JPMorgan Chase Bank, N.A. in connection with the termination of the hedges. The Note will bear interest at the prime rate and be due on February 1, 2007 or immediately upon the termination of all commitments and the payment in full of all borrowings outstanding under the Company’s existing credit facility. It is expected that Noble Energy will pay in full all of the Company’s outstanding debt, including the Note, upon consummation of the merger.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 2, 2005, the Company issued a press release announcing the Company’s financial results for the three months ended March 31, 2005, a copy of which is attached as Exhibit 99.1.

The information in Item 2.02 of this Current Report, including the attached Exhibit 99.1, is furnished pursuant to Item 2.02 and General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

10.1	Third Amendment to Third Amended and Restated Credit Agreement, entered into May 2, 2005, by and among the Company, as Borrower, and JPMorgan Chase, N.A., as Administrative Agent, and certain other financial institutions.

10.2	Form of Promissory Note.

99.1	Press release dated May 2, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATINA OIL & GAS CORPORATION

	By:	/s/ DAVID J. KORNDER
David J. Kornder
Executive Vice President and
Chief Financial Officer
Date: May 3, 2005

Exhibit Index

Exhibit Number	Description
10.1	Third Amendment to Third Amended and Restated Credit Agreement, entered into May 2, 2005, by and among the Company, as Borrower, and JPMorgan Chase, N.A., as Administrative Agent, and certain other financial institutions.

10.2	Form of Promissory Note.

99.1	Press Release dated May 2, 2005